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                                                                     Exhibit 4.1

                 [FRONT OF MOBILE MINI, INC. STOCK CERTIFICATE]

NUMBER                                                                    SHARES

                                                                 CUSIP 60740F105

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                mobile mini, inc.

This certifies that ____________________________________________ is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF MOBILE MINI, INC. transferable only on the books of such Corporation by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated:

[Signature]                                                          [Signature]
Secretary                                                              President

                  [BACK OF MOBILE MINI, INC. STOCK CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM  -  as tenants in common                 UNIF GIFT MIN ACT      _____Custodian _______(Minor)
TEN ENT  -  as tenants by the entireties           under Uniform Gifts to Minors Act          (State)
JT TEN   -  as joint tenants with right or         under Uniform Transfers to Minors Act      (State)
            survivorship and non-tenants
            in common

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, the undersigned hereby sells, assigns and transfers unto

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________________________________________________________________________________
             Please print or typewrite name and address of assignee ________________________________________________________________________ Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints __________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _____________________________, In the presence of _______________________

____________________________
The signature should be guaranteed by an eligible guarantor institution pursuant to SEC Rule 17Ad-15

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.